Investment Portfolio
(UNAUDITED) | 01.31.2020
CARILLON COUGAR TACTICAL ALLOCATION FUND
EXCHANGE TRADED FUNDS - 94.8%(a)	Shares	Value
Domestic - 81.0%
Commodity - 5.0%
iShares Gold Trust*	88,681	$ 1,345,291
Equity - 14.1%
iShares Core S&P 500 ETF	7,940	2,566,526
iShares Core S&P Small-Cap ETF	15,624	1,257,419
Fixed Income - 61.9%
iShares 1-3 Year Treasury Bond ETF	15,581	1,326,255
iShares Core U.S. Aggregate Bond ETF	111,830	12,821,309
iShares iBoxx High Yield Corporate Bond ETF(b)	29,918	2,618,723
Total domestic exchange traded funds (cost $20,293,039)		21,935,523

Foreign - 13.8%
Equity - 13.8%
iShares Core MSCI EAFE ETF	20,103	1,275,535
iShares Core MSCI Emerging Markets ETF	48,499	2,453,564
Total foreign exchange traded funds (cost $3,767,365)		3,729,099
Total exchange traded funds (cost $24,060,404)		25,664,622

MONEY MARKET FUNDS - 4.0%
First American Government Obligations Fund - Class X, 1.49%#	1,077,000	1,077,000
Total money market funds (cost $1,077,000)		1,077,000
Total investment portfolio (cost $25,137,404) - 98.8%		26,741,622
Other assets in excess of liabilities - 1.2%		316,210
Total net assets - 100.0%		$ 27,057,832

* Non-income producing security
ETF - Exchange Traded Fund
(a) A copy of the financial statements for each underlying fund in which this Fund invests can be obtained by visiting www.sec.gov.
(b) All or a portion of this security was on loan as of the date of this report. The total market value of loaned securities was $1,050,360 or 3.9% of net assets as of the date of this report.
# Annualized seven-day yield as of the date of this report. Investment made with cash collateral received for securities on loan.

Fair value measurements | The Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined as:
Level 1—Valuations based on unadjusted quoted prices for identical securities in active markets;
Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and
Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement, and may include the Valuation Committee’s own assumptions on determining fair value of investments.

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments and is affected by various factors such as the type of investment and the volume and/or level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Valuation Committee, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the valuation date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy. Investments falling into the Level 3 category may be classified as such due to a lack of market transparency and corroboration to support the quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable entity data.

All investments are categorized as Level 1 as of the date of this report.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual report.